UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – February 26, 2013 (February 26, 2013)

COOPER-STANDARD HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54305	20-1945088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

39550 Orchard Hill Place Drive, Novi, Michigan		48375
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Explanatory Note

This Amendment No. 1 (the “Amendment”) to the Current Report on Form 8-K initially filed on February 26, 2013 (the “Initial Form 8-K”) by Cooper-Standard Holdings Inc. (the “Company”) is being filed solely for the purpose of replacing Slide 10 and 13 attached as Exhibit 99.2 to the Initial Form 8-K, to correct an inadvertent error of certain numbers in Slide 10 and 13. This Amendment restates the original Form 8-K in its entirety.

Item 7.01	Regulation FD Disclosure.

On February 26, 2013, Cooper-Standard Holdings Inc. (the “Company”) made available the presentation slides attached hereto as Exhibit 99.2 in a teleconference to discuss its fourth quarter and full year 2012 results. Exhibit 99.2 is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are furnished pursuant to Item 9.01 of Form 8-K:

99.2	Presentation slides from the Cooper Standard teleconference discussing its fourth quarter and full year 2012 results held on February 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cooper-Standard Holdings Inc.

/s/ Timothy W. Hefferon
Name:	Timothy W. Hefferon
Title:	Vice President, General Counsel and Secretary

Date: February 26, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.2	Presentation slides from the Cooper Standard teleconference discussing its fourth quarter and full year 2012 results held on February 26, 2013.